UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K Amendment Number 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2005

BLUEGATE CORPORATION

(Exact name of registrant as specified in its Charter)

Nevada	000-22711	76-0640970
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

701 North Post Oak, Road, Suite 600, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 686-1100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 21, 2005, Bluegate Corporation, a Nevada corporation (Registrant) filed a Current Report on Form 8-K (the Initial Report) to report the acquisition of substantially all of the assets of Trilliant Corporation for the purchase price of $341,844 (the Trilliant Acquisition). This Amendment No. 2 to Current Report on Form 8-K/A amends Item 9.01 of the Initial Report to provide the financial statements and pro forma financial information required to be filed in connection the Trilliant Acquisition.

Item 9.01 Financial Statements and Exhibits.
(a)  Audited Financial Statements of Business Acquired
Attached hereto as Exhibit 99.1 are the audited balance sheets of Trilliant Corporation as of December 31, 2004 and 2003, and the related statements of operations and stockholders' equity (deficit) and cash flows for each of the two years then ended, together with the auditor's report thereon.
(b)  Interim Financial Statements of the Business Acquired
Attached hereto as Exhibit 99.2 are the unaudited balance sheets of Trilliant Corporation as of June 30, 2005 and December 31, 2004, and the related statements of operations and cash flows for the three and six months ended June 30, 2005 and 2004.
(c)  Pro Forma Financial Information of the Registrant
Attached hereto as Exhibit 99.3 are the unaudited pro forma combined condensed balance sheets of Bluegate Corporation as of June 30, 2005, and the related unaudited pro forma combined statements of operations for the six months then ended and the unaudited pro forma combined statements of operations for the twelve months ended December 31, 2004.
(d)  Exhibits

EXHIBIT
NUMBER	DESCRIPTION
10.1	Asset Sale and Purchase Agreement among Registrant, Trilliant Technology Group, Inc., Trilliant Corporation and William Koehler (1)

10.2	Employment Agreement between Registrant and William Koehler (1)

10.3	Employment Agreement between Registrant and Larry Walker (1)

99.1	Audited financial statements of Trilliant Corporation as of December 31, 2004 and 2003 and for the two years then ended - provided herewith.

99.2	Unaudited financial statements of Trilliant Corporation as of June 30, 2005 and December 31, 2004 for the three and six months ended June 30, 2005 and 2004 - provided herewith.

99.3
Unaudited pro forma combined condensed financial statements of Bluegate Corporation as of June 30, 2005 and for the six months ended June 30, 2005 and the twelve months ended December 31, 2004 - provided herewith.

(1)	Previously filed as an exhibit to the Current Report on Form 8-K of Bluegate Corporation filed on September 21, 2005, and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEGATE CORPORATION
(Registrant)

Date: August 31, 2006	By: /s/ Manfred Sternberg
Manfred Sternberg,
Chief Executive Officer